CHINA ENERGY CORPORATION 2008 STOCK OPTION PLAN

1. PURPOSE OF PLAN

The purpose of this 2008 Stock Option Plan (the "Plan") is to assist China Energy Corporation (the "Company") and any parent or subsidiary (together with the Company, the "Companies") in the continued employment or service of officers, employees, consultants and directors, by offering them a greater stake in the Companies' success and a closer identity with the Companies, and to aid in attracting individuals whose employment or services would be helpful to the Companies and would contribute to their success.

This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code (as hereinafter defined), the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the “Applicable Laws”).

2. DEFINITIONS

(a)	"Board" means the board of directors of the Company.

(b)	"Code" means the Internal Revenue Code of 1986, as amended.

(c)	"Committee" means the committee described in Section 5.

(d)	"Companies" means the Company and any parent or subsidiary, as defined in Sections 424(e) and 424(f) of the Code.

(e)	"Date of Grant" means the date on which an Option is granted, or on which the exercise price of an outstanding Option is modified.

(f)	"Exercise Price" means the price per Share that an Optionee must pay in order to exercise an Option.

(g)	"Incentive Stock Option" shall mean an Option granted under the Plan, designated at the time of such grant as an incentive stock option (and qualifying as such under Section 422 of the Code) and containing the terms specified herein for incentive stock options.

(h)	"Non-Qualified Option" shall mean an Option granted under the Plan, which is designated at the time of such grant as a non-qualified option, which contains the terms specified herein for non-qualified options, and which fails to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

(i)	"Option" means any stock option granted under the Plan and described either in Section 3(a) or 3(b).

(j)	"Option Agreement" shall have the meaning set forth in Section 7.

(k)	"Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

(l)	“OTC BB” means the Over-the-Counter Bulletin Board in the United States;

(m)	"Shares" means common shares of the Company.

(n)	"Ten Percent Shareholder" means a person who on the Date of the Grant owns, either directly or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations, as defined respectively in Sections 424(e) and (f) of the Code.

(o)	"Value" means on any given date, the fair market value of the Shares as determined by the Board or the Committee, taking into account all information that the Board or the Committee considers relevant, including applicable provisions of the Code and rulings and regulations thereunder.

3.               RIGHTS TO BE GRANTED

Rights that may be granted under the Plan are:

(a)	Incentive Stock Options, that give the Optionee the right for a specified time period to purchase a specified number of Shares at an Exercise Price not less than that specified in Section 7(a).

(b)	Non-Qualified Options, that give the Optionee the right for a specified time period to purchase a specified number of Shares at an Exercise Price not less than that specified in Section 7(a).

4. STOCK SUBJECT TO PLAN

The maximum number of Shares that may be issued under the Plan is 4,500,000 Shares, subject to adjustment pursuant to the provisions of Section 10. If an Option terminates without having been exercised in whole or part, other Options may be granted covering the Shares as to which the Option was not exercised. Notwithstanding anything to the contrary contained in the Plan, the aggregate number of Shares issued to an Optionee on the exercise of Options granted under the Plan, or reserved for issuance to an Optionee on the exercise of Options granted under the Plan, may not exceed twenty five percent (25%) of the maximum number of Shares authorized to be issued on the exercise of Options under the Plan.

5. ADMINISTRATION OF PLAN

(a)	The Plan shall be administered, and the grant of Options under this Plan shall be approved in advance, by the Board, or if the Board by resolution so decides, by a stock option committee (the "Committee") designated by the Board, the members of which shall be appointed by and serve on such Committee at the pleasure of the Board.

(b)	To the extent required for transactions under the Plan to qualify for exemptions available under Rule 16b-3 promulgated under the U.S. Securities Act ("Rule 16b- 3"), if the Board shall delegate its authority to the Committee then each member of the Committee will be a "Non-Employee Director" within the meaning of Rule 16b-3. To the extent required for compensation realized from the exercise of options issued under the Plan to be deductible by the Company or any of the Companies pursuant to Section 162(m) of the Code, the members of said Committee will be "outside directors" within the meaning of Section 162(m) of the Code.

(c)	The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

(d)	Subject to the provisions of this Plan and any Applicable Laws, and with a view to effecting its purpose, the Committee shall have sole authority, in its absolute discretion, to:

(i) construe and interpret this Plan;

(ii) define the terms used in the Plan;

(iii) prescribe, amend and rescind the rules and regulations relating to this Plan;

(iv) correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(v) grant Options under this Plan;

(vi) determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option;

(vii) determine the time or times at which Options shall be granted under this Plan;

(viii) determine the number of common shares subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(ix) determine all other terms and conditions of the Options; and

(x) make all other determinations and interpretations necessary and advisable for the administration of the Plan.

(e)	All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

6. GRANTING OF OPTIONS

(a)	Subject to Section 7 hereof, the Company may, from time to time, designate: the officers, employees, consultants and/or directors of any of the Companies to whom Options may be granted; the number of Shares covered by an Option; the relevant Exercise Price of an Option; the vesting provisions of an Option; and the term of an Option.

(b)	An Incentive Stock Option shall not be granted to a director or consultant of any of the Companies unless, as of the Date of Grant, such director or consultant is also an officer or key employee of any of the Companies and also a U.S. resident.

(c)	An Incentive Stock Option shall not be granted to a Ten Percent Shareholder except on such terms concerning the Exercise Price and period of exercise as are provided in Section 7 with respect to such a person.

(d)	Any Option granted under the Plan shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or other self-regulatory entity or under any law or regulation of any jurisdiction, or the consent or approval of any securities exchange or other self-regulatory entity or any governmental or regulatory body, is necessary as a condition of, or in connection with, the grant or exercise of such option or the issuance or purchase of Shares hereunder, such option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval.

7.                 OPTION AGREEMENTS AND TERMS

Each Option shall be granted within ten (10) years of the date on which the Plan is adopted by the Board or the date the Plan is approved by the shareholders of the Company, whichever is earlier. Each Option shall be evidenced by an option agreement that shall be executed on behalf of the Company and by the respective Optionee ("Option Agreement"), in such form not inconsistent with the Plan as the Board or the Committee may from time to time determine, provided that the substance of this Section 7 be included therein. The terms of each Option Agreement shall be consistent with the following:

(a)	Exercise Price. In the case of a Non-Qualified Option, the Exercise Price per Share shall not be less than eighty-five percent (85%) of the Value of such Share on the Date of Grant. In the case of an Incentive Stock Option, the Exercise Price per share shall not be less than one hundred percent (100%) of the Value of such Share on the Date of Grant; provided that with respect to any Incentive Stock Options granted to a Ten Percent Shareholder, the Exercise Price per Share shall not be less than one hundred ten percent (110%) of the Value of such Share on the Date of Grant.

(b)	Restriction on Transferability. No Option granted hereunder shall be pledged, hypothecated, charged, transferred, assigned or otherwise encumbered or disposed of by the Optionee, whether voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and any attempt to do so will cause such Option to be null and void. During the lifetime of the Optionee, an Option shall be exercisable only by him. Upon the death of an Optionee, the person to whom the rights shall have passed by will or by the laws of descent and distribution may exercise any Option in accordance with the provisions of Section 7(e).

(c)	Payment. Full payment for Shares purchased upon the exercise of an Option shall be made in cash or by wire transfer (at the option of the Optionee), certified check, cashier's check, personal check or "cashless exercise" (i.e., the Company's retention of that number of Shares acquired by the Optionee on exercise, which, at the time of exercise, has an aggregate fair market value equal to the payment owed by the Optionee to the Company under this Section 7(c)). Upon the exercise of an Option, the Company shall have the right to require the Optionee to remit to the Company, in cash or by wire transfer, certified check, cashier's check or personal check, an amount sufficient to satisfy all U.S. federal, state and local withholding tax requirements prior to the delivery by the Company of any certificate for Shares.

(d)	Issuance of Certificates. Upon payment of the Exercise Price, a certificate for the number of Shares shall be delivered to such Optionee by the Company. If listed on a national securities exchange or quoted on the OTC BB, the Company shall not be obligated to deliver any certificates for Shares until (A)(i) such Shares have been listed (or authorized for listing upon official notice of issuance) on each securities exchange upon which the outstanding Shares at the time are listed or (ii) if the outstanding Shares are quoted on the OTC BB, such Shares have been approved for quotation thereon and (B) there has been compliance with such laws or regulations as the Company may deem applicable. The Company shall use commercially reasonable efforts to effect such listing or reporting and compliance as promptly as practical.

(e)	Vesting Provisions. No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Committee at the time of grant of the Option.

The Committee may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of objective criteria, including but not limited to, one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company’s performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), or the Companies, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Committee that the performance objective has been achieved.

The vesting of one or more outstanding Options may be accelerated by the Committee at such times and in such amounts as it shall determine in its sole discretion.

(f)	Periods of Exercise of Options. An Option shall be exercisable as may be stated in the Option Agreement, provided that:

	(i)	Incentive Stock Options shall be subject to the limitation set forth in Section 8;

	(iii)	if an Optionee ceases to be employed by, or ceases to serve as an officer or director of, at least one of the Companies for any reason other than death, disability or termination for cause, any Option or unexercised portion thereof shall not be exercisable by such Optionee after three months from the date the Optionee ceases to be employed by, or ceases to serve as an officer or director of, at least one of the Companies;

	(iv)	if an Optionee ceases to be employed by, or ceases to serve as an officer or director of, at least one of the Companies, and such employment or service was terminated for cause, any Option or unexercised portion thereof shall terminate forthwith;

	(v)	if an Optionee ceases to be employed by, or ceases to serve as an officer or director of, at least one of the Companies due to disability, any Option or unexercised portion thereof shall not be exercisable by such Optionee after one year from the date the Optionee ceases to be employed by, or ceases to serve as an officer, consultant or director of, at least one of the Companies; and

	(vi)	if an Optionee ceases to be employed by, or ceases to serve as an officer, consultant or director of, one or more of the Companies due to death, any Option or unexercised portion thereof shall not be exercisable after one year from the date of death; provided that in such event, the person to whom the rights of the Optionee shall have passed by will or by the laws of descent and distribution may exercise any of the decedent's Options to the extent determined by the Company in its discretion, even if the date of exercise is within any time period before or after which such Option would not be exercisable under the Plan.

(g)	Date of Exercise. The date of exercise of an Option shall be the date on which written notice of exercise is hand delivered or faxed to the Company, attention: Secretary; provided that the Company shall not be obliged to deliver any certificates for Shares pursuant to the exercise of an Option until the Optionee shall have made full payment for such Shares in accordance with Section 7(c). Each such exercise shall be irrevocable when given. Each notice of exercise must state whether the Optionee is exercising an Incentive Stock Option or a Non-Qualified Option and must include a statement of preference as to the manner in which payment to the Company shall be made (cash, wire transfer, certified check, cashier's check or personal check). Moreover, if required by the Board or Committee by notification to the Optionee at the time of granting of the option, it shall be a condition of such exercise that the Optionee represent that he is purchasing the Shares in respect of which the Option is being exercised for investment only and not with a view to resale or distribution.

(h)	Termination of Status. For the purposes of the Plan, a transfer of an employee, officer, consultant or director between two companies, each of which is a company considered to be either a parent of the Company within the meaning of Section 424(e) of the Code or a subsidiary of the Company within the meaning of Section 424(f) of the Code, shall not be deemed a termination of employment or of service as an employee, officer, consultant or director.

(i)	No Relation between Incentive Stock Options and Non-Qualified Options. The grant, exercise, termination or expiration of any Incentive Stock Option granted to an Optionee shall have no effect upon any Non-Qualified Option held by such Optionee, nor shall the grant, exercise, termination or expiration of any Non- Qualified Option granted to an Optionee have any effect upon any Incentive Stock Option held by such Optionee.

(j)	Securities Regulation and Tax Withholding. Common shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such common shares shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such common shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any common shares under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any common shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such common shares.

As a condition to the exercise of an Option, the Committee may require the Optionee to represent and warrant in writing at the time of such exercise that the common shares are being purchased only for investment and without any then-present intention to sell or distribute such common shares. If necessary under Applicable Laws, the Committee may cause a stop-transfer order against such common shares to be placed on the stock books and records of the Company, and a legend indicating that the common shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such common shares in order to assure an exemption from registration. The Committee also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS.

8.                LIMITATION ON EXERCISE OF INCENTIVE STOCK OPTIONS

The aggregate fair market value (determined as of the Date of Grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan (and any other plan of his employer corporation and its parent and subsidiary corporations, as defined respectively in Sections 424(e) and (f) of the Code), shall not exceed One Hundred Thousand Dollars in U.S. funds (US $100,000). Accordingly, to the extent that the aggregate fair market value (determined as of the Date of Grant) of the Shares with respect to which Incentive Stock Options (determined without reference to this Section 8) are exercisable for the first time by an Optionee during any calendar year under this Plan (and any other plan of his employer corporation and its parent and subsidiary corporations, as defined respectively in Sections 424(e) and (f) of the Code) exceeds One Hundred Thousand Dollars in U.S. funds (US $100,000), such Options will be treated as Nonqualified Options (i.e., options which fail to qualify as incentive stock options within the meaning of Section 422 of the Code) in accordance with Section 422(d) of the Code.

9. RIGHTS AS A SHAREHOLDER

The Optionee (or his personal representatives or legatees) shall have no rights whatsoever as a shareholder in respect of any Shares covered by his option until the date of issuance of a share certificate to him (or his personal representatives or legatees) for such Shares. Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.

10. CHANGES IN CAPITALIZATION

In the event of a stock dividend, stock split, recapitalization, combination, subdivision, issuance of rights to all stockholders, or other similar corporate change, the Company shall make such adjustment in the aggregate number of Shares that may be issued under the Plan, and the number of Shares subject to, and the Exercise Price of, each then-outstanding Option, as it, in its sole and absolute discretion, deems appropriate.

11.             MERGERS, DISPOSITIONS AND CERTAIN OTHER TRANSACTIONS

If during the term of any Option, the Company shall be merged into or consolidated with or otherwise combined with another person or entity, or substantially all of the property or stock of the Company is acquired by another person or entity, or there is a divisive reorganization, spinoff or liquidation or partial liquidation of the Company ("Reorganization"), the Company may choose to take no action with regard to the Options outstanding or to take any of the following courses of action:

(a)	The Company may provide in any agreement with respect to any such Reorganization that the surviving, new or acquiring corporation shall grant options to the Optionees to acquire shares in such corporation with respect to which the excess of the fair market value of the shares of such corporation subject to such options immediately after the consummation of such Reorganization over the aggregate exercise price of such options shall not be greater than the excess of the aggregate value of the Shares over the aggregate Exercise Price of the Options immediately prior to the consummation of such Reorganization; and that the grant of such options after the consummation of such Reorganization would not give the Optionees any additional benefits that the Optionees did not have before the consummation of such Reorganization; or

(b)	If the Board shall determine that such action is reasonable under the circumstances, it may give each Optionee the right, immediately prior to the consummation of such Reorganization, to exercise his Options in whole or in part, without regard to any restrictions on the time of exercise otherwise imposed pursuant to Section 7(e) of the Plan, or the Board may take such other action as it shall determine to be reasonable under the circumstances in order to permit Optionees to realize the value of rights granted to them under the Plan.

12.               PLAN NOT TO AFFECT EMPLOYMENT

Neither the Plan nor any Option granted thereunder shall confer upon any employee, officer, consultant or director of any of the Companies any right to continue in the employment or service of any of the Companies.

13. INTERPRETATION

The Board or the Committee shall have the power to interpret the Plan and to adopt, amend and rescind rules for putting the Plan into effect and administering it. The administration, interpretation, construction and application of the Plan and any provisions thereof made by the Board or the Committee shall be final and binding on all Optionees and on any other persons eligible under the provisions of the Plan to participate therein. No member of the Board or Committee shall be liable for any action taken or for any determination made in good faith in connection with the administration, interpretation, construction or application of the Plan. It is intended that the Incentive Stock Options shall constitute incentive stock options within the meaning of Section 422 of the Code, that the Non-Qualified Options shall constitute property subject to U.S. Federal income tax at exercise pursuant to the provisions of Section 83 of the Code, and that the Plan shall qualify for the exemption available under Rule 16b-3. The provisions of the Plan shall be interpreted and applied insofar as possible to carry out such intent.

14.                 AMENDMENT OR DISCONTINUANCE OF THE PLAN

The Board may, subject to regulatory approval as may be necessary, amend or discontinue the Plan at any time, provided, however, that no such amendment may materially and adversely affect any option rights previously granted to an Optionee under the Plan without the written consent of the Optionee or other person then entitled to exercise such Option, except to the extent required by law or by the regulations, rules, by-laws or policies of any regulatory authority or stock exchange. However, any amendment of this Plan that would (a) increase or decrease the number of Shares that may be issued pursuant to Options granted under this Plan or (b) modify the requirements as to eligibility for participation in this Plan, shall be effective only if such amendment is approved by the shareholders of the Company within twelve months before or after the date on which such amendment is adopted by the Board and, if required, is also approved by any securities and stock exchange regulatory authorities having jurisdiction over the Shares.

15. SECURITIES LAWS

The Company shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then existing rules and regulations of the Securities and Exchange Commission and the applicable laws and regulations of any other jurisdiction.

16.                 EFFECTIVE DATE AND TERM OF PLAN

The Plan shall become effective on the date the Plan is adopted by the Board, and, unless sooner terminated by the Board, shall expire on the date that is ten years after the date on which the Plan is adopted by the Board or the date the Plan is approved by the Company's shareholders, whichever is earlier ("Expiration Date"). No Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders within twelve months before or after the date the Plan is adopted by the Board, and no Option may be granted under the Plan following the Expiration Date.

17.                NO OBLIGATIONS TO EXERCISE OPTION

The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

18.               NO RIGHT TO OPTIONS OR TO EMPLOYMENT

Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Committee, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or the Companies, express or implied, that the Company or the Companies will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, the Companies’ right to terminate Optionee’s employment at any time, which right is hereby reserved.

19.               INDEMNIFICATION OF COMMITTEE

In addition to all other rights of indemnification they may have as members of the Board, members of the Committee shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Committee member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Committee member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

20. GOVERNING LAW

The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of Nevada, provided that, notwithstanding such choice of law, the federal laws of the United States shall be applicable herein to the extent specified or to the extent compliance with such laws is mandatory.

By order of the Board of Directors of CHINA ENERGY CORPORATION.

Dated: this 11th day of February, 2008